Scudder
Micro Cap
Fund

Semiannual Report
February 28, 1998

Pure No-Load(TM) Funds


A pure no-load(TM) (no sales charges) mutual fund which seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.


SCUDDER                    (logo)

                             Scudder Micro Cap Fund


--------------------------------------------------------------------------------
Date of Inception:  8/12/96  Total Net Assets as of       Ticker Symbol:  SCMCX
                             2/28/98: $139.2 million
--------------------------------------------------------------------------------

o For the six-month period ended February 28, 1998, Scudder Micro Cap Fund provided a total return of 8.91%, exceeding the 8.36% total return of micro-cap funds according to Lipper Analytical Services.


o Characteristic of the Fund's disciplined, value-oriented and risk-controlled approach, the Fund has tended to trail micro-cap benchmarks in strong up markets, but decline less in down markets.


o Remaining true to its commitment to investing in stocks with very small market caps, the Fund's median market cap was $56 million, versus $499 million for the unmanaged small-cap Russell 2000 Index.



                                Table of Contents

   3  Letter from the Fund's President      27  Financial Highlights
   4  Performance Update                    28  Notes to Financial Statements
   5  Portfolio Summary                     32  Shareholder Meeting Results
   6  Portfolio Management Discussion       36  Officers and Trustees
   9  Glossary of Investment Terms          37  Investment Products and Services
  10  Investment Portfolio                  38  Scudder Solutions
  24  Financial Statements


                           2 - Scudder Micro Cap Fund

                        Letter from the Fund's President

Dear Shareholders,

     Scudder Micro Cap Fund's most recent six-month fiscal period was characterized by challenging market conditions. Yet, the Fund provided investors with generous returns which surpassed the micro-cap market for both the six- and twelve-month periods ended February 28, 1998.

     The third quarter of 1997 was one of the best periods in years for smaller-cap issues, as they outperformed larger-cap stocks by a significant margin. However, concerns over the financial crisis in Asia sent investors heading for defensive domestic issues in the fourth quarter. While concerns over Asia have abated somewhat since the fall of 1997, large-cap stocks have continued to outperform. We find this performance perplexing considering the relatively high valuations and slower earnings growth expectations of large-caps compared to small-cap stocks this year. From a valuation standpoint, smaller-cap stocks appear to have attractive investment characteristics compared to large stocks in the current environment. Your Fund's managers discuss performance in detail beginning on page 6.

     At the beginning of 1998, your Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's adviser with expanded resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced three new industry sector funds that comprise the Choice Series:
Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. In addition, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. For further information on any of these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Micro Cap Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Micro Cap Fund


                           3 - Scudder Micro Cap Fund

                    Performance Update as of February 28, 1998

----------------------------------------
Fund Index Comparisons
----------------------------------------
                       Total Return
----------------------------------------
Period     Growth
Ended        of                Average
2/28/98   $10,000  Cumulative  Annual
----------------------------------------
Scudder Micro Cap Fund
----------------------------------------
1 Year    $13,341    33.41%     33.41%
Life of
Fund*     $15,238    52.38%     31.34%
----------------------------------------
Russell 2000 Index
----------------------------------------
1 Year    $12,996    29.96%     29.96%
Life of
Fund*     $14,432    44.32%     26.74%
----------------------------------------
S&P 500 Index
----------------------------------------
1 Year    $13,501    35.01%     35.01%
Life of
Fund*     $16,314    63.14%     37.19%


----------------------------------------
Growth of a $10,000 Investment
----------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:


Scudder Micro Cap Fund
Year            Amount
----------------------
8/96*          $10,000
11/96          $10,475
2/97           $11,422
5/97           $11,830
8/97           $13,991
11/97          $14,776
2/98           $15,238

Russell 2000 Index
Year            Amount
----------------------
8/96*          $10,000
11/96          $10,873
2/97           $11,105
5/97           $11,791
8/97           $13,163
11/97          $13,418
2/98           $14,432

S&P 500 Index
Year            Amount
----------------------
8/96*          $10,000
11/96          $11,513
2/97           $12,084
5/97           $13,027
8/97           $13,870
11/97          $14,796
2/98           $16,314

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New
York Stock Exchange, American Stock Exchange, and Nasdaq Stock Market.
The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

*The Fund commenced operations on August 12, 1996.

----------------------------------------
Returns and Per Share Information
----------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

                                    Yearly periods ended February 28

                                            1997*        1998
--------------------------------------------------------------------------------
Net Asset Value                            $13.69       $18.19
--------------------------------------------------------------------------------
Income Dividends                           $  .02       $   --
--------------------------------------------------------------------------------
Capital Gains Distributions                $   --       $  .07
--------------------------------------------------------------------------------
Fund Total Return (%)                       14.22        33.41
--------------------------------------------------------------------------------
Russell 2000 Index Total Return (%)         11.05        29.96
--------------------------------------------------------------------------------
Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.


                           4 - Scudder Micro Cap Fund

                    Portfolio Summary as of February 28, 1998

----------------------------------------
Asset Allocation
----------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the below table.

Common Stocks                        97%
Cash Equivalents                      3%
----------------------------------------
                                    100%
----------------------------------------

The Fund seeks to be
fully invested in U.S.
micro-cap stocks.


----------------------------------------
Sectors/Largest Holdings
(Excludes 3% Cash Equivs.)
----------------------------------------

1. FINANCIAL (20%)
   MSB Bancorp, Inc.
   Savings bank holding company

2. CONSUMER DISCRETIONARY (17%)
   Garden Fresh Restaurant Corp.
   Operator of salad buffet restaurant
   chain

3. MANUFACTURING (15%)
   Ceradyne, Inc.
   Manufacturer of technical ceramic
   products for medical and industrial use

4. TECHNOLOGY (9%)
   Bull Run Corp.
   Manufacturer of dot matrix printers

5. CONSUMER STAPLES (8%)
   Chock Full O'Nuts Corp.
   Producer of coffees, teas, peanut
   products

6. SERVICE INDUSTRIES (7%)
   Automobile Protection Corp.
   Provider of extended vehicle service
   contracts

7. HEALTH (4%)
   National Patent Development
   Corp.
   Manufacturer and distributor of
   medical, health care and consumer
   products

8. CONSTRUCTION (4%)
   A.P. Green Industries, Inc.
   Manufacturer of refractory products
   and industrial lime products

9. DURABLES (4%)
   Ducommun, Inc.
   Manufacturer of components and
   sub-assemblies for aerospace and
   wireless telecommunications industries

10.TRANSPORTAION (3%)
   MTL, Inc.
   Transports industrial chemicals and
   bulk food products by tank truck


----------------------------------------------------------------------
Stock Characteristics
----------------------------------------------------------------------

                                                           Fund as
                                               Micro Cap     % of
Median Values                         Fund     Universe    Universe
----------------------------------------------------------------------
Market Capitalization ($ millions)     56           64         88%
Price/Earnings                       16.5         28.6         58%
Sales Growth (5 year)                10.2          7.0        146%
Return On Equity (3 year)            12.9         12.8        101%


Reflecting the Fund's commitment to investing in micro-cap stocks, the portfolio's median market capitalization remained significantly below that of the micro-cap universe.



For more complete details about the Fund's Investment Portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                           5 - Scudder Micro Cap Fund

                         Portfolio Management Discussion

In the following interview, James M. Eysenbach, Philip S. Fortuna, and Calvin S. Young, portfolio managers of Scudder Micro Cap Fund, discuss the Fund's strategy and the market environment during the fiscal semiannual period.

Q: How did the Fund perform for the six-month period ended February 28, 1998?

A: The Fund provided a total return of 8.91%, slightly ahead of the 8.36% average return of micro-cap funds according to Lipper Analytical Services. For the same six months, the unmanaged Russell 2000 Index1 of small stocks returned 9.64% and the large-cap S&P 500 Index returned 17.62%.

Q: ... And over longer horizons?

A: The Fund returned 33.41% for the 12-month period ended February 28, 1998 and 52.38% since the Fund's commencement of operations on August 12, 1996. While these time periods are still relatively short for evaluating the performance of a stock fund, we've been pleased with the Fund's progress. In addition to outperforming the micro-cap universe, our risk-controlled approach has resulted in low volatility compared to other micro-cap funds.

Q: How would you describe the market environment?

A: At the beginning of the six-month period we had begun to see micro-cap performance accelerate relative to large-caps. As the Asian financial crisis deepened, however, the markets pulled back in October across the size spectrum from large-cap to micro-cap. While the S&P 500 quickly recovered its losses in November and went on to record highs, micro-cap stocks continued to fall over the next three months as investors seemed to be hunting for more defensive domestic issues. While this has been a difficult period in terms of relative performance for micro-cap stocks, we believe that it has only served to increase the attractiveness of these securities relative to larger cap stocks on a valuation basis.


PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

                    Strong Performance from Micro Caps
                    Annualized Total Returns 1926-1997

        ---------------------------------------------------------
             Large Cap          Small Cap          Micro Cap
            (CRSP D1-5)        (CRSP D6-8)       (CRSP D9-10)
        ---------------------------------------------------------
               10.6%              12.0%              12.7%

             CRSP market capitalization deciles are from the Center
              for Research in Security Prices at the University of
                 Chicago's Graduate School of Business, and are
                               unmanaged indices.


Micro-cap stocks have a performance edge versus small- and large-cap stocks over the long term.


----------
1 While the Russell 2000 Index is a widely used barometer of small-cap performance, it includes larger-cap securities than the typical micro-cap fund, as indicated by its median market cap of $499 million.


                           6 - Scudder Micro Cap Fund

Q: How has this environment affected your strategy?

A: Very little, except to the extent that it has provided opportunities to buy companies with attractive fundamentals at lower prices. We continue to stay focused on identifying promising micro-cap stocks, buying them at reasonable prices and managing the overall risk of the portfolio. We do not attempt to add value through market timing, either by moving between stocks and cash or among various segments of the equity markets. Instead we attempt to keep the Fund essentially fully invested in U.S. micro-cap stocks. This approach is consistently applied and does not change significantly from one reporting period to the next.

Q: What makes micro-cap stocks attractive to investors?

A: We believe this segment offers many opportunities for capital appreciation and diversification. There are more than 7,000 U.S. stocks traded on leading national exchanges, but most equity mutual funds invest in issues that are among the 3,000 largest. By contrast, Scudder Micro Cap Fund's investment universe is comprised of the smallest domestic issues, totaling about 4,000 stocks with market capitalizations of $200 million or less. At the end of the period, the Fund had a median market cap of only $56 million. Historically, these micro-cap stocks have provided higher average returns than larger-cap stocks (see chart on page 6).


PRINTED DOCUMENT CONTAINS A SCATTER CHART HERE

CHART TITLE:

               Risk/Return Comparison
               Monthly total returns from 8/9/96 through 2/28/98

CHART DATA:    Total Return (annualized)

                   Scudder Micro
                      Cap Fund       Small Cap      Large Cap
                      --------       ---------      ---------
                         32%            27%            37%


            Risk (standard deviation of monthly returns annualized)

         The Fund has been significantly less volatile than large- and small-cap stocks.

         Large Cap = S&P 500
         Small Cap = Russell 2000



Q: Micro-cap companies tend to have higher risks than more established or larger businesses. How do you control risk in the portfolio?

A: We attempt to control these risks both at the security level and the portfolio level. At the security level, we assess the financial risk of the company based on its fundamentals, seeking to avoid those companies in the poorest financial condition and those selling at very high multiples. When building a portfolio, we limit individual security risk by holding more than 300 micro-cap stocks and limiting each position to no more than 1% of the portfolio. Using advanced risk-management software, we can also assess the expected volatility

                           7 - Scudder Micro Cap Fund
of the portfolio relative to the market and the impact of different trading decisions on the portfolio's risk level. As a result of this risk management, the Fund has been significantly less volatile than the small-cap market and among the least volatile of micro-cap funds (see chart on page 7). Of course, we cannot eliminate these risks altogether, which is one of the reasons we believe it is necessary to have a long-term investment horizon when investing in a micro-cap fund.

Q: What is your outlook?

A: The Fund and the universe of micro-cap stocks have performed relatively well, but they have not kept pace with large-cap stocks. At the end of the period, large-caps were at relatively high valuations compared to micro-cap stocks. Although many factors influence the performance of micro-caps, we do not expect this relationship to continue indefinitely. Over the long term, we continue to believe that small- and micro-cap stocks offer higher return.




                           8 - Scudder Micro Cap Fund

                          Glossary of Investment Terms

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                     Stock of a company that has displayed
                                  above-average earnings growth and is expected to continue to increase profits rapidly going forward.

 LIQUIDITY                        A stock that is liquid has enough shares
                                  outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market
                                  Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.

 PRICE/EARNINGS RATIO (P/E)       A widely used gauge of a stock's valuation
 (also "earnings multiple")       that indicates what investors are paying for
                                  a company's earnings on a per-share basis. A higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

 STANDARD DEVIATION               A statistical measure of the degree to which
                                  an investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of future returns.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings and price/book ratios, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms

                           9 - Scudder Micro Cap Fund

            Investment Portfolio as of February 28, 1998 (Unaudited)

                                                                                             Principal               Market
                                                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.6%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 2/27/98 at 5.63%, to be
  repurchased at $3,623,699 on 3/2/98, collateralized by a $3,623,000 U.S. Treasury                                -----------
  Note, 5.125%, 11/30/98 (Cost $3,622,000) ..............................................      3,622,000             3,622,000
                                                                                                                   -----------
                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.4%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 16.1%
Apparel & Shoes 1.7%
Cache, Inc.* ............................................................................         99,200               316,200
Deckers Outdoor Corp.* ..................................................................         71,600               563,850
Hyde Athletic Industries, Inc. "B"* .....................................................         61,400               253,275
Marisa Christina, Inc. ..................................................................         47,900               281,413
Michael Anthony Jewelers, Inc.* .........................................................        146,500               311,313
Pubco Corp.* ............................................................................         28,100               321,833
Salant Corp.* ...........................................................................        226,700               382,556
                                                                                                                   -----------
                                                                                                                     2,430,440
                                                                                                                   -----------
Department & Chain Stores 1.6%
Drug Emporium, Inc.* ....................................................................        135,700               568,244
Duckwall-ALCO Stores, Inc.* .............................................................         37,200               511,500
Fred's, Inc. "A" ........................................................................         32,875               840,367
Rose's Holdings, Inc.* ..................................................................        190,200               303,131
                                                                                                                   -----------
                                                                                                                     2,223,242
                                                                                                                   -----------
Home Furnishings 0.8%
Ameriwood Industries International Corp.* ...............................................         45,300               322,763
Baldwin Piano & Organ Co.* ..............................................................         23,600               371,700
Salton/Maxim Housewares, Inc.* ..........................................................         39,300               348,788
                                                                                                                   -----------
                                                                                                                     1,043,251
                                                                                                                   -----------
Hotels & Casinos 1.4%
Amerihost Properties, Inc.* .............................................................         42,200               179,350
Buckhead America Corp.* .................................................................         52,100               364,700
International Thoroughbred Breeders, Inc.* (b) ..........................................         58,300                81,620
Jackpot Enterprises, Inc.* ..............................................................         47,300               591,250
Sonesta International Hotels Corp. "A" ..................................................         24,500               343,000
Supertel Hospitality, Inc.* .............................................................         37,900               407,425
                                                                                                                   -----------
                                                                                                                     1,967,345
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           10 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Recreational Products 3.9%
Aldila, Inc. ............................................................................        109,400               512,813
Allen Organ Co. "B" .....................................................................         13,600               518,500
Datamarine International, Inc.* .........................................................         20,000               120,000
Equity Marketing, Inc.* .................................................................         13,200               272,250
Escalade, Inc.* .........................................................................         30,800               554,400
Fountain Powerboat Industries, Inc.* ....................................................         25,900               297,850
Holiday RV Superstores, Inc.* ...........................................................        178,800               368,775
Marker International* ...................................................................         70,300               285,594
Polk Audio, Inc.* .......................................................................         34,100               313,294
Rawlings Sporting Goods Co., Inc. .......................................................         41,700               495,188
Reading Entertainment, Inc. .............................................................         36,500               483,625
Rentrak Corp. ...........................................................................         94,400               575,250
Rexhall Industries, Inc.* ...............................................................         71,520               366,540
Riddel Sports, Inc.* ....................................................................         60,700               330,056
                                                                                                                   -----------
                                                                                                                     5,494,135
                                                                                                                   -----------
Restaurants 2.3%
Back Bay Restaurant Group, Inc.* ........................................................         54,800               342,500
Benihana, Inc. "A"* .....................................................................         33,800               403,488
DenAmerica Corp.* .......................................................................        216,500               514,188
Garden Fresh Restaurant Corp.* ..........................................................         58,500               994,500
Max & Erma's Restaurants, Inc.* .........................................................         80,800               484,800
Skyline Chili, Inc.* ....................................................................         41,100               269,719
Timber Lodge Steakhouse, Inc.* ..........................................................         33,100               206,875
                                                                                                                   -----------
                                                                                                                     3,216,070
                                                                                                                   -----------
Specialty Retail 4.4%
Alrenco, Inc.* ..........................................................................         37,600               639,200
Amplicon, Inc. ..........................................................................         31,200               608,400
Bell Microproducts, Inc.* ...............................................................         76,200               609,600
Books-A-Million, Inc. ...................................................................         67,800               423,750
Brookstone, Inc.* .......................................................................         33,900               402,563
D.I.Y. Home Warehouse, Inc.* ............................................................        127,400               350,350
InterTAN, Inc. ..........................................................................         60,000               303,750
Natural Wonders, Inc.* ..................................................................         54,900               281,363
Perfumania, Inc.* .......................................................................        143,300               385,119

    The accompanying notes are an integral part of the financial statements.


                           11 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Rag Shops, Inc. .........................................................................         80,300               235,881
Reeds Jewelers, Inc. ....................................................................         20,200                83,325
Rent-Way, Inc.* .........................................................................         24,900               610,050
S & K Famous Brands, Inc.* ..............................................................         28,400               411,800
Transnet Corp.* .........................................................................        139,800               279,600
Ultimate Electronics, Inc.* .............................................................         67,700               228,488
Wolohan Lumber Co. ......................................................................         27,900               334,800
                                                                                                                   -----------
                                                                                                                     6,188,039
                                                                                                                   -----------
Consumer Staples 7.4%
Alcohol & Tobacco 0.2%
Genesee Corp. "B" .......................................................................          6,800               268,600
Todhunter International, Inc.* ..........................................................          5,600                51,800
                                                                                                                   -----------
                                                                                                                       320,400
                                                                                                                   -----------
Consumer Electronic & Photographic Products 0.5%
Cobra Electronics Corp.* ................................................................         85,800               622,050
                                                                                                                   -----------
Farming 0.6%
Orange-Co, Inc.* ........................................................................         67,400               463,375
Sylvan, Inc. ............................................................................         27,800               417,000
                                                                                                                   -----------
                                                                                                                       880,375
                                                                                                                   -----------
Food & Beverage 4.2%
Celestial Seasonings, Inc. ..............................................................         12,600               469,350
Chock Full O'Nuts Corp.* ................................................................        129,200               928,625
Foodarama Supermarkets, Inc.* ...........................................................         14,100               341,925
Fresh America Corp.* ....................................................................         17,700               320,813
Grist Mill Co.* .........................................................................         48,850               570,934
Hain Food Group, Inc. ...................................................................         63,500               904,875
J & J Snack Foods Corp.* ................................................................         22,300               348,438
Schultz Sav-O Stores, Inc. ..............................................................         33,050               504,013
Seaway Food Town, Inc. ..................................................................         22,100               574,600
Seneca Foods Corp.* .....................................................................          8,400               136,500
Smithfield Companies, Inc. ..............................................................         20,200               118,675
Suprema Specialties, Inc.* ..............................................................         98,500               437,094
Village Super Market, Inc. "A"* .........................................................         23,400               269,100
                                                                                                                   -----------
                                                                                                                     5,924,942
                                                                                                                   -----------
Package Goods/Cosmetics 0.5%
Allou Health & Beauty, Inc. "A"* ........................................................         67,200               583,800

    The accompanying notes are an integral part of the financial statements.


                           12 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
BeautiControl Cosmetics, Inc.* ..........................................................         15,100               124,575
                                                                                                                   -----------
                                                                                                                       708,375
                                                                                                                   -----------
Textiles 1.4%
Dyersburg Corp. .........................................................................         49,100               491,000
Hampshire Group, Ltd. ...................................................................         29,900               560,625
Premiumwear, Inc. .......................................................................         70,500               378,938
Worldtex, Inc.* .........................................................................         74,000               573,500
                                                                                                                   -----------
                                                                                                                     2,004,063
                                                                                                                   -----------
Health 4.3%
Biotechnology 0.2%
Synbiotics Corp.* .......................................................................         72,300               244,013
                                                                                                                   -----------
Health Industry Services 0.8%
Caretenders Healthcorp* .................................................................         46,500               360,375
Healthcare Services Group, Inc.* ........................................................         33,700               471,800
Staff Builders, Inc. "A"* ...............................................................        148,300               347,578
                                                                                                                   -----------
                                                                                                                     1,179,753
                                                                                                                   -----------
Hospital Management 0.2%
National Home Health Care Corp. .........................................................         78,190               332,309
                                                                                                                   -----------
Medical Supply & Specialty 3.1%
Akorn, Inc.* ............................................................................         99,600               485,550
Atrion Corp. ............................................................................         15,500               180,188
Biosource International, Inc. ...........................................................         45,300               271,800
Gamma Biologicals, Inc. .................................................................         97,100               515,844
Moore Medical Corp.* ....................................................................         33,400               409,150
National Patent Development Corp.* ......................................................         52,220               685,388
Osteotech, Inc.* ........................................................................         14,800               345,950
Polymedica Industries, Inc. .............................................................         41,300               500,763
Scherer Healthcare, Inc. ................................................................         27,800               114,675
Span-America Medical Systems, Inc. ......................................................         46,000               322,000
Superior Surgical Manufacturing Co., Inc. ...............................................         30,500               518,500
                                                                                                                   -----------
                                                                                                                     4,349,808
                                                                                                                   -----------
Communications 1.0%
Telephone/Communications 0.3%
ATC Communications Group, Inc.* .........................................................         97,200               164,025
Hector Communications Corp. .............................................................         27,000               271,688
                                                                                                                   -----------
                                                                                                                       435,713
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           13 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous 0.7%
Datapoint Corp.* ........................................................................        148,500               417,656
Datum, Inc. .............................................................................         35,300               591,275
                                                                                                                   -----------
                                                                                                                     1,008,931
                                                                                                                   -----------
Financial 19.8%
Banks 14.8%
Alliance Bancorp of New England, Inc. ...................................................         25,166               500,174
Andover Bancorp, Inc. ...................................................................         13,600               542,300
CoBancorp, Inc. .........................................................................         19,600               867,300
Coastal Bancorp, Inc. ...................................................................          9,800               306,863
Columbia Banking System, Inc.* ..........................................................         11,760               368,970
Equitable Federal Savings Bank* .........................................................          2,400                73,200
FNB Rochester Corp. .....................................................................         23,000               442,750
Fed One Bancorp .........................................................................         11,100               398,213
Fidelity Bancorp, Inc. ..................................................................         18,300               448,350
First Citizens Corp. ....................................................................         12,750               408,000
First Essex Bancorp .....................................................................         15,800               373,275
First Georgia Holding, Inc. .............................................................         10,300               103,000
First Mutual Savings Bank ...............................................................         26,310               483,446
First Oak Brook Bancshares, Inc. "A" ....................................................         14,700               690,900
First Shenango Bancorp, Inc. ............................................................          6,600               287,100
Foothill Independent Bancorp ............................................................         27,510               512,374
Granite State Bankshares, Inc. ..........................................................         30,650               796,900
HMN Financial, Inc.* ....................................................................         15,400               446,600
Haven Bancorp, Inc. .....................................................................         12,200               298,900
Hingham Institution for Savings .........................................................         15,700               518,100
Hudson Chartered Bancorp, Inc. ..........................................................         12,375               256,781
Kankakee Bancorp, Inc. ..................................................................          4,400               149,050
Lawrence Savings Bank* ..................................................................         45,600               769,500
MSB Bancorp, Inc. .......................................................................         34,800             1,213,650
Marion Capital Holdings, Inc. ...........................................................          7,100               191,700
Matewan Bancshares, Inc. ................................................................          3,300                81,675
Medford Bancorp Inc. ....................................................................         11,800               517,725
Merchants Bancorp, Inc. .................................................................         17,600               514,800
Mid Continent Bancshares, Inc. ..........................................................          8,300               378,688
Mutual Savings Bank F.S.B.* .............................................................         27,000               357,750

    The accompanying notes are an integral part of the financial statements.


                           14 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
New Milford Bank & Trust Corp. ..........................................................         17,300               330,863
Northrim Bank ...........................................................................         40,724               565,046
Parkvale Financial Corp. ................................................................         19,437               617,125
People's Bancshares, Inc. ...............................................................         17,600               393,800
Pinnacle Bancshares, Inc. ...............................................................         12,600               195,300
PonceBank ...............................................................................          8,000               202,000
Progress Financial Corp. ................................................................         12,985               219,122
SJNB Financial Corp. ....................................................................         12,900               451,500
Second Bancorp, Inc. ....................................................................         11,600               319,000
Skaneateles Bancorp, Inc. ...............................................................         25,950               496,294
Southwest Bancorp, Inc. .................................................................          7,800               210,600
State Financial Services Corp. "A" ......................................................         30,168               776,826
Sterling Bancorp ........................................................................         22,700               547,638
Surety Capital Corp.* ...................................................................         87,100               413,725
Union Bankshares Ltd.* ..................................................................         13,000               354,250
Warren Bancorp, Inc. ....................................................................         21,100               485,300
Washington Savings Bank, F.S.B. .........................................................         29,100               254,625
Winton Financial Corp. ..................................................................         17,500               470,313
                                                                                                                   -----------
                                                                                                                    20,601,361
                                                                                                                   -----------
Insurance 2.7%
ACCEL International Corp.* ..............................................................        103,900               324,688
Atlantic American Corp. .................................................................         60,900               304,500
Cotton States Life Insurance ............................................................         45,525               782,461
Investors Title Co. .....................................................................         24,100               614,550
Penn-America Group, Inc. ................................................................         21,050               481,519
Security National Financial Corp. "A" ...................................................         73,500               284,813
Siebels Bruce Group, Inc.* ..............................................................         55,100               413,250
Southern Security Life Insurance Co. ....................................................         11,500                79,063
Standard Management Corp.* ..............................................................         59,000               427,750
                                                                                                                   -----------
                                                                                                                     3,712,594
                                                                                                                   -----------
Business Finance 1.0%
Advest Group, Inc. ......................................................................         19,000               473,813
HPSC, Inc. ..............................................................................         55,800               299,925
KBK Capital Corp.* ......................................................................         50,200               633,775
                                                                                                                   -----------
                                                                                                                     1,407,513
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           15 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Other Financial Companies 0.4%
First Cash, Inc.* .......................................................................         65,900               502,488
                                                                                                                   -----------
Real Estate 0.9%
AMREP Corp.* ............................................................................         65,600               623,200
Grubb & Ellis Co.* ......................................................................         31,000               368,125
New Mexico & Arizona Land Co.* ..........................................................         23,250               313,875
                                                                                                                   -----------
                                                                                                                     1,305,200
                                                                                                                   -----------
Media 0.9%
Broadcasting & Entertainment 0.5%
Todd-AO Corp. "A" .......................................................................         31,800               321,975
Vaughn Communications, Inc.* ............................................................         63,500               381,000
                                                                                                                   -----------
                                                                                                                       702,975
                                                                                                                   -----------
Print Media 0.4%
Advanced Marketing Services, Inc. .......................................................         29,300               512,750
                                                                                                                   -----------
Service Industries 7.4%
Environmental Services 1.3%
GZA GeoEnvironmental Technologies, Inc.* ................................................         83,800               416,381
Scope Industries, Inc. ..................................................................          8,400               500,850
URS Corp.* ..............................................................................         32,400               455,625
Versar, Inc.* ...........................................................................         84,700               481,731
                                                                                                                   -----------
                                                                                                                     1,854,587
                                                                                                                   -----------
Investment 0.7%
H.D. Vest, Inc.* ........................................................................         47,800               250,950
Kinnard Investment, Inc.* ...............................................................         68,200               409,200
Scott & Stringfellow Financial, Inc. ....................................................         15,750               334,688
                                                                                                                   -----------
                                                                                                                       994,838
                                                                                                                   -----------
Miscellaneous Commercial Services 4.1%
American Physicians Service Group, Inc.* ................................................         31,100               227,419
Audits & Surveys, Inc. ..................................................................        103,900               298,713
Automobile Protection Corp.* ............................................................         99,800               823,350
BI, Inc.* ...............................................................................         42,200               453,650
Business Resource Group* ................................................................         64,900               206,869
C.H. Heist Corp.* .......................................................................         43,900               329,250
Failure Group, Inc.* ....................................................................         41,000               410,000
General Employment Enterprises, Inc. ....................................................         46,005               816,589
Halifax Corp. ...........................................................................         27,150               227,381

    The accompanying notes are an integral part of the financial statements.


                           16 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Joule, Inc.* ............................................................................         52,700               283,263
LCS Industries, Inc. ....................................................................         22,000               374,000
RCM Technologies, Inc. ..................................................................         32,800               606,800
Unapix Entertainment, Inc. ..............................................................        129,600               615,600
                                                                                                                   -----------
                                                                                                                     5,672,884
                                                                                                                   -----------
Miscellaneous Consumer Services 0.9%
ACE Cash Express, Inc.* .................................................................         33,025               427,261
Children's Discovery Centers of America, Inc.* ..........................................         47,900               473,013
PLM International Inc. ..................................................................         52,800               277,200
                                                                                                                   -----------
                                                                                                                     1,177,474
                                                                                                                   -----------
Printing/Publishing 0.3%
Tufco Technologies, Inc.* ...............................................................         47,100               435,675
                                                                                                                   -----------
Miscellaneous 0.1 %
Beard Company* ..........................................................................         42,300               206,213
                                                                                                                   -----------
Durables 4.2%
Aerospace 1.1%
Aeroflex, Inc. ..........................................................................         44,200               505,538
Ducommun, Inc.* .........................................................................         16,200               521,438
Engineered Support Systems, Inc. ........................................................         23,600               472,000
                                                                                                                   -----------
                                                                                                                     1,498,976
                                                                                                                   -----------
Automobiles 0.8%
Hilite Industries, Inc.* ................................................................         50,400               371,700
Motorcar Parts & Accessories, Inc. ......................................................         24,000               402,000
Republic Automotive Parts, Inc.* ........................................................         21,000               343,875
                                                                                                                   -----------
                                                                                                                     1,117,575
                                                                                                                   -----------
Construction/Agricultural Equipment 0.3%
Portec, Inc. ............................................................................         24,800               353,400
                                                                                                                   -----------
Telecommunications Equipment 1.4%
Cognitronics Corp.* .....................................................................         20,900               356,606
Comdial Corp.* ..........................................................................         44,400               488,400
Datron Systems, Inc.* ...................................................................         41,800               376,200
Microlog Corp. ..........................................................................         74,800               388,025
TCI International, Inc.* ................................................................         64,100               296,463
Technical Communications, Inc.* .........................................................         18,100               110,863
                                                                                                                   -----------
                                                                                                                     2,016,557
                                                                                                                   -----------
Miscellaneous 0.6%
Fansteel, Inc.* .........................................................................         52,400               373,350

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Featherlite Manufacturing, Inc. .........................................................         49,700               397,600
                                                                                                                   -----------
                                                                                                                       770,950
                                                                                                                   -----------
Manufacturing 14.7%
Chemicals 0.6%
AG Services of America, Inc.* ...........................................................         12,900               225,715
Aceto Corp. .............................................................................         29,600               614,200
                                                                                                                   -----------
                                                                                                                       839,915
                                                                                                                   -----------
Containers & Paper 0.8%
Applied Extrusion Technologies, Inc. ....................................................         67,500               573,750
UFP Technologies, Inc. ..................................................................         86,500               346,000
Ultra Pac, Inc. .........................................................................         25,800               180,600
                                                                                                                   -----------
                                                                                                                     1,100,350
                                                                                                                   -----------
Diversified Manufacturing 0.5%
McRae Industries, Inc. "A" ..............................................................         30,800               248,325
Nanometrics, Inc.* ......................................................................         41,100               395,588
                                                                                                                   -----------
                                                                                                                       643,913
                                                                                                                   -----------
Electrical Products 1.7%
Axsys Technologies, Inc. ................................................................         13,000               338,000
Bel Fuse, Inc. ..........................................................................         27,500               646,250
SL Industries, Inc. .....................................................................         51,400               687,475
Sage Laboratories, Inc. .................................................................         16,700               210,838
Valley Forge Corp. ......................................................................         31,600               450,300
                                                                                                                   -----------
                                                                                                                     2,332,863
                                                                                                                   -----------
Industrial Specialty 6.3%
American Locker Group, Inc. .............................................................         12,900               393,450
Ault, Inc.* .............................................................................         98,300               552,938
Badger Meter, Inc. ......................................................................         18,000               705,375
Ceradyne, Inc.* .........................................................................         96,100               708,738
Dynamic Materials Corp.* ................................................................         42,600               383,400
Foster (LB) Co. "A"* ....................................................................         75,600               382,725
Graham Corp.* ...........................................................................         24,500               437,938
Insteel Industries, Inc. ................................................................         76,300               538,869
Interlake, Corp.* .......................................................................         78,300               371,925
Kinark Corp.* ...........................................................................        135,800               398,913
Lamson & Sessions Co.* ..................................................................         67,700               456,975
MFRI, Inc.* .............................................................................         59,000               479,375

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Met-Pro Corp. ...........................................................................         27,400               421,275
Optical Coating Laboratory, Inc. ........................................................         12,200               167,750
Rotonics Manufacturing, Inc. ............................................................        187,000               257,125
Sifco Industries, Inc. ..................................................................         26,600               565,250
Southwall Technologies, Inc. ............................................................         48,800               378,200
Temtex Industries, Inc.* ................................................................         68,700               214,688
Tokheim Corp.* ..........................................................................         29,600               540,200
Trion, Inc. .............................................................................         78,000               380,250
                                                                                                                   -----------
                                                                                                                     8,735,359
                                                                                                                   -----------
Machinery/Components/Controls 2.8%
Bridgeport Machines, Inc.* ..............................................................         46,200               496,650
Chicago Rivet & Machine Co. .............................................................         18,300               603,900
Devlieg-Bullard, Inc.* ..................................................................         88,600               218,731
Farrel Corp. ............................................................................         86,100               419,738
Hein-Werner Corp.* ......................................................................         65,625               516,797
IMPCO Technologies, Inc.* ...............................................................         36,300               476,438
Oilgear Co. .............................................................................         21,300               287,550
Summa Industries, Inc.* .................................................................         42,600               489,900
Trans-Industries, Inc.* .................................................................         35,500               461,500
                                                                                                                   -----------
                                                                                                                     3,971,204
                                                                                                                   -----------
Office Equipment/Supplies 1.0%
Dixon Ticonderoga Co.* ..................................................................         30,100               383,775
Gradco Systems, Inc.* ...................................................................         47,400               319,950
TAB Products Co. ........................................................................         51,900               681,188
                                                                                                                   -----------
                                                                                                                     1,384,913
                                                                                                                   -----------
Specialty Chemicals 0.6%
Balchem Corp. "B" .......................................................................         25,800               383,775
Detrex Corp.* ...........................................................................         34,200               521,550
                                                                                                                   -----------
                                                                                                                       905,325
                                                                                                                   -----------
Wholesale Distributors 0.4%
SED International Holdings, Inc. ........................................................         36,900               511,988
                                                                                                                   -----------
Technology 8.6%
Computer Software 0.9%
Comnet Corp.* ...........................................................................         23,400               178,425
FDP Corp. ...............................................................................         32,300               327,038
Media 100, Inc.* ........................................................................         25,000                89,063

    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Scan Optics, Inc.* ......................................................................         45,900               324,169
Symix Systems, Inc. .....................................................................         20,000               377,500
                                                                                                                   -----------
                                                                                                                     1,296,195
                                                                                                                   -----------
Diverse Electronic Products 0.8%
Data I/O Corp.* .........................................................................         66,000               367,125
SBS Technologies, Inc.* .................................................................         10,200               275,400
WPI Group, Inc.* ........................................................................         50,800               498,475
                                                                                                                   -----------
                                                                                                                     1,141,000
                                                                                                                   -----------
EDP Peripherals 0.9%
Bull Run Corp.* .........................................................................        164,100               553,838
Equitrac Corp.* .........................................................................         26,300               466,825
Printronix, Inc.* .......................................................................         18,400               292,100
                                                                                                                   -----------
                                                                                                                     1,312,763
                                                                                                                   -----------
Electronic Components/Distributors 3.6%
Alpha Technologies Group, Inc.* .........................................................         75,300               338,850
American Technical Ceramics Corp.* ......................................................         30,200               485,088
Anderson Group, Inc. ....................................................................         15,000                86,250
C.P. Clare Corp.* .......................................................................         18,900               271,688
Creative Computers, Inc. ................................................................         36,400               436,800
IEC Electronics Corp. (New)* ............................................................         33,600               319,200
Interlink Electronics, Inc.* ............................................................         80,800               424,200
Jaco Electronics, Inc.* .................................................................         38,700               270,900
MATEC Corp.* ............................................................................         23,100                92,400
Nu Horizons Electronics, Inc.* ..........................................................         55,300               349,081
Programmer's Paradise, Inc. .............................................................         49,000               447,125
Richey Electronics, Inc.* ...............................................................         45,000               455,625
Sigmatron International, Inc.* ..........................................................         34,800               356,700
Trans-Lux Corp. .........................................................................         32,300               484,500
Video Display Corp.* ....................................................................         17,800               169,100
                                                                                                                   -----------
                                                                                                                     4,987,507
                                                                                                                   -----------
Military Electronics 0.7%
DBA Systems, Inc.* ......................................................................         24,100               197,319
EDO Corp. ...............................................................................         51,900               473,588
Titan Corp.* ............................................................................         50,000               303,125
                                                                                                                   -----------
                                                                                                                       974,032
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           20 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Precision Instruments 1.4%
DSP Technology, Inc.* ...................................................................         57,100               510,331
Instron Corp. ...........................................................................         30,800               527,450
Micrion Corp.* ..........................................................................         36,900               511,988
O.I. Corp.* .............................................................................         96,600               410,550
                                                                                                                   -----------
                                                                                                                     1,960,319
                                                                                                                   -----------
Semiconductors 0.3%
Diodes, Inc.* ...........................................................................         35,600               396,050
                                                                                                                   -----------
Energy 1.9%
Oil & Gas Production 1.1%
Hallwood Energy Partners, L.P. ..........................................................         42,700               304,238
Key Production Co., Inc.* ...............................................................         57,400               577,588
Petroleum Development Corp.* ............................................................         60,100               326,794
Resource America, Inc. "A"* .............................................................          8,200               385,400
                                                                                                                   -----------
                                                                                                                     1,594,020
                                                                                                                   -----------
Oilfield Services/Equipment 0.8%
American Oilfield Divers, Inc.* .........................................................         35,700               423,938
Dawson Geophysical Co.* .................................................................         37,300               638,763
                                                                                                                   -----------
                                                                                                                     1,062,701
                                                                                                                   -----------
Metals & Minerals 1.5%
Steel & Metals 1.3%
Bayou Steel Corp.* ......................................................................        110,900               693,125
Driver Harris Co.* ......................................................................         36,700               380,763
Friedman Industries, Inc. ...............................................................         51,525               341,353
Webco Industries, Inc.* .................................................................         45,400               351,850
                                                                                                                   -----------
                                                                                                                     1,767,091
                                                                                                                   -----------
Miscellaneous 0.2%
United States Lime & Minerals, Inc. .....................................................         37,300               247,113
                                                                                                                   -----------
Construction 4.2%
Building Materials 0.8%
A.P. Green Industries, Inc. .............................................................         45,300               784,256
Genlyte Group, Inc.* ....................................................................         18,900               361,463
                                                                                                                   -----------
                                                                                                                     1,145,719
                                                                                                                   -----------
Building Products 1.3%
Baltek Corp.* ...........................................................................         38,300               308,794
Continental Materials Corp. .............................................................         10,400               295,100

    The accompanying notes are an integral part of the financial statements.


                           21 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Martin Industries, Inc. .................................................................         99,900               511,988
Noland Co. ..............................................................................         10,000               227,500
Waxman Industries, Inc.* ................................................................        112,500               499,219
                                                                                                                   -----------
                                                                                                                     1,842,601
                                                                                                                   -----------
Homebuilding 0.7%
Engle Homes, Inc. .......................................................................         33,200               564,400
Liberty Homes, Inc. "A" .................................................................         13,000               130,000
Lindal Cedar Homes, Inc.* ...............................................................         82,400               278,100
                                                                                                                   -----------
                                                                                                                       972,500
                                                                                                                   -----------
Miscellaneous 1.4%
ACMAT Corp. "A"* ........................................................................         29,500               486,750
Abrams Industries, Inc. .................................................................         18,780               150,240
Instituform East, Inc. ..................................................................        129,900               316,631
MYR Group Inc. ..........................................................................         39,166               465,096
Turner Corp.* ...........................................................................         19,700               514,663
                                                                                                                   -----------
                                                                                                                     1,933,380
                                                                                                                   -----------
Transportation 2.6%
Air Freight 0.4%
Golden Eagle Group, Inc.* ...............................................................         60,300               109,294
Hudson General Corp. ....................................................................          9,400               458,250
                                                                                                                   -----------
                                                                                                                       567,544
                                                                                                                   -----------
Airlines 0.5%
Mercury Air Group, Inc. .................................................................         86,600               660,325
                                                                                                                   -----------
Marine Transportation 0.1%
International Shipholding Corp. .........................................................          8,700               147,356
                                                                                                                   -----------
Railroads 0.3%
Providence & Worcester Railroad Co. .....................................................         25,000               434,375
                                                                                                                   -----------
Trucking 1.0%
Boyd Brothers Transportation, Inc.* .....................................................         47,500               439,375
Kenan Transport Co. .....................................................................          7,000               224,000
MTL, Inc.* ..............................................................................         18,000               689,625
                                                                                                                   -----------
                                                                                                                     1,353,000
                                                                                                                   -----------
Miscellaneous 0.3%
Travel Ports of America, Inc. ...........................................................        105,100               394,125
                                                                                                                   -----------

    The accompanying notes are an integral part of the financial statements.


                           22 - Scudder Micro Cap Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Utilities 2.8%
Electric Utilities 1.0%
Unitil Corp. ............................................................................         25,900               666,925
Upper Peninsular Energy Corp. ...........................................................         25,500               688,500
                                                                                                                   -----------
                                                                                                                     1,355,425
                                                                                                                   -----------
Natural Gas Distribution 0.8%
Chesapeake Utilities Corp. ..............................................................         20,000               385,000
Energy West, Inc. .......................................................................         22,800               203,775
Providence Energy Corp. .................................................................          7,300               157,406
Roanoke Gas Co. .........................................................................         16,700               359,050
                                                                                                                   -----------
                                                                                                                     1,105,231
                                                                                                                   -----------
Water Supply 0.7%
Connecticut Water Services ..............................................................          6,300               195,300
Dominguez Services Corp. ................................................................         11,550               222,338
Southwest Water Co. .....................................................................         34,419               516,285
                                                                                                                   -----------
                                                                                                                       933,923
                                                                                                                   -----------
Miscellaneous 0.3%
Florida Public Utilities Co. ............................................................         15,200               368,600
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $111,489,644)                                                                            135,795,989
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $115,111,644) (a)                                                       139,417,989
------------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

(a) The cost for federal income tax purposes was $115,111,644. At February 28, 1998, net unrealized appreciation for all securities based on tax cost was $24,306,345. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $30,275,667 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,969,322.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $81,620 (.06% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at February 28, 1998 aggregated $229,008. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                          23 - Scudder Micro Cap Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $115,111,644) ..............       $ 139,417,989
                 Receivable for Fund shares sold ....................................              68,042
                 Dividends and interest receivable ..................................              46,985
                 Receivable for investments sold ....................................              29,102
                 Deferred organization expenses .....................................               9,642
                 Other assets .......................................................                 440
                                                                                           ----------------
                 Total assets .......................................................         139,572,200
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ..................................              13,842
                 Payable for Fund shares redeemed ...................................             223,734
                 Accrued management fee .............................................              79,744
                 Other payables and accrued expenses ................................              84,253
                                                                                           ----------------
                 Total liabilities ..................................................             401,573
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 139,170,627
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net investment loss ....................................            (224,126)
                 Net unrealized appreciation (depreciation) on investments ..........          24,306,345
                 Accumulated net realized gain ......................................           3,869,545
                 Paid-in capital ....................................................         111,218,863
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 139,170,627
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price (Note A) per share ($139,170,627 / 7,650,726 outstanding shares of
                   beneficial interest, $.01 par value, unlimited number of                ----------------
                   shares authorized) ...............................................              $18.19
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                           24 - Scudder Micro Cap Fund

                             Statement of Operations

                 six months ended February 28, 1998 (Unaudited)

Investment Income (Loss)
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ..........................................................       $     469,691
                 Interest ...........................................................             207,012
                                                                                          -----------------
                                                                                                  676,703
                 Expenses:
                 Management fee .....................................................             491,505
                 Services to shareholders ...........................................             233,062
                 Custodian and accounting fees ......................................              69,974
                 Trustees' fees and expenses ........................................              19,821
                 Auditing ...........................................................              16,613
                 Registration fees ..................................................              24,876
                 Reports to shareholders ............................................              32,084
                 Legal ..............................................................               7,687
                 Amortization of organization expense ...............................               1,385
                 Other ..............................................................               3,822
                                                                                          -----------------
                                                                                                  900,829
                -------------------------------------------------------------------------------------------
                 Net investment loss                                                             (224,126)
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ........................................................           4,135,875
                 Futures ............................................................            (190,868)
                                                                                          -----------------
                                                                                                3,945,007
                                                                                          -----------------
                 Net unrealized appreciation during the period on investments .......           5,614,201
                -------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                            9,559,208
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   9,335,082
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                           25 - Scudder Micro Cap Fund

                       Statements of Changes in Net Assets

                                                                                    Six Months
                                                                                       Ended             Year
                                                                                   February 28,          Ended
                                                                                       1998           August 31,
Increase (Decrease) in Net Assets                                                   (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income (loss) .................................     $   (224,126)     $    (99,149)
                 Net realized gain ............................................        3,945,007           562,960
                 Net unrealized appreciation on investment transactions
                   during the period ..........................................        5,614,201        18,667,904
                                                                                  ----------------  ----------------
                 Net increase in net assets resulting from operations .........        9,335,082        19,131,715
                                                                                  ----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income ........................................               --           (39,615)
                                                                                  ----------------  ----------------
                 Net realized gains ...........................................         (535,902)               --
                                                                                  ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ....................................       58,886,514        70,826,488
                 Reinvestment of distributions ................................          518,950            37,143
                 Cost of shares redeemed ......................................      (20,788,298)       (6,227,396)
                 Redemption fees ..............................................          126,877            33,668
                                                                                  ----------------  ----------------
                 Net increase in net assets from Fund share transactions ......       38,744,043        64,669,903
                                                                                  ----------------  ----------------
                 Increase in net assets .......................................       47,543,223        83,762,003
                 Net assets at beginning of period ............................       91,627,404         7,865,401
                 Net assets at end of period (including accumulated net           ----------------  ----------------
                   investment loss of $224,126 at February 28, 1998) ..........     $139,170,627      $ 91,627,404
                                                                                  ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase in Fund shares
                 Shares outstanding at beginning of period ....................        5,463,768           651,850
                                                                                  ----------------  ----------------
                 Shares sold ..................................................        3,336,673         5,254,231
                 Shares issued to shareholders in reinvestment of
                   distributions ..............................................           30,277             2,884
                 Shares redeemed ..............................................       (1,179,992)         (445,197)
                                                                                  ----------------  ----------------
                 Net increase in Fund shares ..................................        2,186,958         4,811,918
                                                                                  ----------------  ----------------
                 Shares outstanding at end of period ..........................        7,650,726         5,463,768
                                                                                  ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           26 - Scudder Micro Cap Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

                                                                                                          For the Period
                                                                                                            August 12,
                                                                                                               1996
                                                                        Six Months                       (commencement of
                                                                           Ended          Year Ended      operations) to
                                                                     February 28, 1998    August 31,        August 31,
                                                                        (Unaudited)          1997              1996
---------------------------------------------------------------------------------------------------------------------------
                                                                        ---------------------------------------------------
Net asset value, beginning of period ..................................   $16.77            $12.07           $12.00
                                                                        ---------------------------------------------------
Income from investment operations:
Net investment income (loss) ..........................................     (.03)             (.03)             .01
Net realized and unrealized gain on investments .......................     1.50              4.74              .06
                                                                        ---------------------------------------------------
Total from investment operations ......................................     1.47              4.71              .07
                                                                        ---------------------------------------------------
Less distributions from:
Net investment income .................................................       --              (.02)              --
Net realized gains from investment transactions .......................     (.07)               --               --
                                                                        ---------------------------------------------------
Total distributions ...................................................     (.07)             (.02)              --
                                                                        ---------------------------------------------------
Redemption fees .......................................................      .02               .01               --
                                                                        ---------------------------------------------------
Net asset value, end of period ........................................   $18.19            $16.77           $12.07
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) ......................................................     8.91**           39.10(b)(c)        .58(b)(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................................      139                92                8
Ratio of operating expenses, net to average daily net assets (%) ......     1.37*             1.75             1.75*
Ratio of operating expenses before expense reductions, to average
  daily net assets (%) ................................................     1.37*             2.19            22.06*
Ratio of net investment income (loss) to average daily net
  assets (%) ..........................................................     (.34)*            (.21)            2.58*
Portfolio turnover rate (%) ...........................................    20.92*            17.13               --
Average commission rate paid ..........................................   $.0331            $.0318           $.0323

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.
*   Annualized
**  Not annualized


                           27 - Scudder Micro Cap Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Micro Cap Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Effective September 22, 1997, the Fund suspended the sale of its shares to new investors. Current individual shareholders of the Fund are able to continue to invest in the Fund. The Fund remains open to investment through qualified retirement plans. The Trustees may reopen the Fund at some point based on market conditions and other factors.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.


                           28 - Scudder Micro Cap Fund

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended February 28, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $54,153,209 and $12,953,856, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended February 28, 1998 was $16,303,240.


                           29 - Scudder Micro Cap Fund

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. In addition, the Adviser had agreed not to impose all or a portion of its management fee until December 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the six months ended February 28, 1998, the fee imposed amounted to $491,505, of which $79,744 was unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by SSC aggregated $180,617, of which $27,625 is unpaid at February 28, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by STC aggregated $13,157, of which $2,570 is unpaid at February 28, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 28, 1998, the amount charged to the Fund by SFAC aggregated $50,834, of which $6,177 is unpaid at February 28, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At February 28, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $37,656.


                           30 - Scudder Micro Cap Fund

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 1998 the Trustee fees and expenses aggregated $19,821.


                           31 - Scudder Micro Cap Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Micro Cap Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                   Number of Votes:
                                                   ----------------

                     Trustee                For                      Withheld
                     -------                ---                      --------

        Paul Bancroft III                3,275,347                   141,869

        Sheryle J. Bolton                3,272,385                   141,831

        William T. Burgin                3,275,074                   142,142

        Thomas J. Devine                 3,271,628                   145,588

        Keith R. Fox                     3,276,662                   140,554

        William H. Luers                 3,271,606                   145,610

        Wilson Nolen                     3,273,904                   143,312

        Daniel Pierce                    3,273,730                   143,486

        Kathryn L. Quirk                 3,269,606                   147,610

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      3,190,323        139,299          87,594               23,223

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

          For           Against         Abstain      Broker Non-Votes*
          ---           -------         -------      -----------------

      2,990,885        289,621         113,487            23,223


                          32 - Scudder Micro Cap Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For           Against         Abstain       Broker Non-Votes*
         ---           -------         -------       -----------------

      3,126,928        209,433         133,052             19,402

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ---------

         5.1   Diversification                 3,076,088          209,588          108,317           23,223
         5.2   Borrowing                       3,060,857          224,612          108,524           23,223
         5.3   Senior securities               3,071,576          213,846          108,571           23,223
         5.4   Concentration                   3,074,126          211,550          108,317           23,223
         5.5   Underwriting of securities      3,074,106          210,008          109,879           23,223
         5.6   Investment in real estate       3,071,886          194,355          127,752           23,223
         5.7   Purchase of physical
               commodities                     3,063,735          201,520          128,738           23,223
         5.8   Lending                         3,069,372          196,377          128,244           23,223

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

          For                      Against                    Abstain
          ---                      -------                    -------

       3,267,886                    57,829                     91,501

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                          33 - Scudder Micro Cap Fund

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                                  intentionally
                                   left blank.







                          34 - Scudder Micro Cap Fund

                                    This Page
                                  intentionally
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                          35 - Scudder Micro Cap Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
Trustee; Director, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg*
Honorary Trustee

Peter Chin*
Vice President

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thaddeus Paluszek*
Vice President

Peter Taylor*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Roy C. McKay*
Vice President

Richard W. Desmond*
Assistant Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.


                          36 - Scudder Micro Cap Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care FUnd
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           37 - Scudder Micro Cap Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           38 - Scudder Micro Cap Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           39 - Scudder Micro Cap Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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